UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     December 22, 2004

BALLY TOTAL FITNESS HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-27478	36-3228107

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8700 West Bryn Mawr Avenue, Chicago, Illinois	60631

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code     (773) 380-3000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

BALLY TOTAL FITNESS HOLDING CORPORATION
FORM 8-K
Current Report

Item 1.01	Entry into a Material Definitive Agreement.

Bally Total Fitness Holding Corporation (the “Company”) is filing the form of the option agreements under the Company’s 1996 Non-Employee Directors’ Stock Option Plan and 1996 Long-Term Incentive Plan as Exhibits 10.1 and 10.2, respectively. The Company is also filing the form of the restricted stock award agreement under the Company’s 1996 Long-Term Incentive Plan as Exhibit 10.3.

Item 9.01	Financial Statements and Exhibits.

c. Exhibits

10.1	Form of Option Agreement under the Company’s 1996 Non-Employee Directors’ Stock Option Plan.

10.2	Form of Option Agreement under the Company’s 1996 Long-Term Incentive Plan.

10.3	Form of Restricted Stock Award Agreement under the Company’s 1996 Long-Term Incentive Plan.

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BALLY TOTAL FITNESS HOLDING CORPORATION

Registrant

Dated: December 22, 2004	/s/ William G. Fanelli

William G. Fanelli
Senior Vice President, Acting Chief Financial Officer